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                                                                   EXHIBIT 10.12

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

          THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of September 5, 2002, among MDCP Acquisitions plc, a public limited company registered under the laws of the Republic of Ireland (the "COMPANY"), each of the MDCP Co-Investors and each of the Persons listed on the Schedule of Minority Investors attached hereto (each a "MINORITY INVESTOR" and collectively, the "MINORITY INVESTORS"). The MDCP Co-Investors and the Minority Investors are collectively referred to herein as the "INVESTORS" and individually as an "INVESTOR". Capitalized terms used but not otherwise defined herein have the meanings set forth in SECTION 7 hereof.

          WHEREAS, the Company and certain of the Investors are parties to that certain Registration Rights Agreement, dated as of July 4, 2002 (the "EXISTING AGREEMENT"); and

          WHEREAS, this Agreement amends and restates in its entirety the Existing Agreement.

          NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. DEMAND REGISTRATIONS.

          (a) REQUESTS FOR REGISTRATION.

               (i) At any time prior to the Company's Initial Public Offering, the holders of a majority of the MDCP Co-Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (a "LONG-FORM REGISTRATION").

               (ii) At any time after the Company's Initial Public Offering, the holders of a majority of the MDCP Co-Investor Registrable Securities may request three Long-Form Registrations and, if available, an unlimited number of registrations under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or Form S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS").

Each such request for registration under this SECTION 1(a) is referred to herein as a "DEMAND REGISTRATION." All requests for Demand Registrations shall be made by giving written notice to the Company (the "DEMAND NOTICE"). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the provisions of SECTION 1(e) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for

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inclusion therein within 20 days after the receipt by such holders of the
Company's notice.

          (b) EXPENSE. The Company shall pay all Registration Expenses of all holders of Registrable Securities in all Demand Registrations.

          (c) LONG-FORM REGISTRATIONS. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective or if the holders of Registrable Securities initially requesting such registration are not able to register and sell at least ninety percent (90%) of the Registrable Securities requested to be included in such registration; PROVIDED that the Company shall in any event pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations unless otherwise requested by the holders of a majority of the Registrable Securities included in such registration.

          (d) SHORT-FORM REGISTRATIONS. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-2 or Form S-3 (or any successor form) available for the sale of Registrable Securities.

          (e) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration the number which can be so sold in the following order of priorities: (i) first, among the Registrable Securities, if any, requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder (but in no event greater than the amount requested to be included by such holder) and
(ii) second, other securities requested to be included in such registration.

          (f) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration which is a Long-Form Registration within 180 days after the effective date of a previous Demand Registration which was a Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to SECTION 2 and in which there was no reduction in the number of Registrable Securities requested to be included therein. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Board determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any material acquisition of assets (other than in the

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ordinary course of business) or any material merger, consolidation, tender offer, reorganization or similar transaction; PROVIDED that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such withdrawn registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (g) SELECTION OF UNDERWRITERS. Subject to the approval of the holders of a majority of the MDCP Co-Investor Registrable Securities, the Board shall select the investment banker(s) and manager(s) to administer any underwritten offering pursuant to this SECTION 1.

          (h) OTHER REGISTRATION RIGHTS. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company. Except as provided in this Agreement (including SECTION 8(d)), the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the MDCP Co-Investor Registrable Securities (or, if there are no MDCP Co-Investor Registrable Securities, Registrable Securities); PROVIDED that the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations; and provided further that no such grant will treat holders of a different class of Registrable Securities in an adversely different manner without the consent of the holders of a majority of such class of Registrable Securities. Each holder of Other Registrable Securities irrevocably agrees that a grant of demand registration rights or piggyback registration rights to any Person does not treat holders of Other Registrable Securities in an adversely different manner from holders of MDCP Co-Investor Registrable Securities as long as upon any underwriters cut-back in connection with any such registration, holders of Other Registrable Securities and MDCP Co-Investor Securities are cut back ratably vis-a-vis each other based on the number of Registrable Securities requested to be included by such holders in such registration.

     2. PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (whether pursuant to a Demand Registration or otherwise), other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor form (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice (in any event within five business days after its receipt of notice of any exercise of demand registration rights) to all holders of Registrable Securities and all holders of Class D Convertible Shares party to this Agreement of its intention to effect such a registration (including, to the extent known, a reasonable description of the terms thereof) and shall, subject to the provisions of SECTIONS 2(c) and 2(d) below, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt by such holders of the Company's notice.


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          (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration: (i) first, the securities the Company proposes to sell; (ii) second, among the Registrable Securities, if any, requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder (but in no event greater than the amount requested to be included by such holder); and (iii) third, other securities requested to be included in such registration.

          (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of such securities initially requesting such registration, the Company shall include in such registration: (i) first, among the Registrable Securities, if any, requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder (but in no event greater than the amount requested to be included by such holder); and (ii) second, other securities requested to be included in such registration.

          (e) WITHDRAWAL. If as a result of any pro-ration pursuant to paragraphs (c) or (d) of this SECTION 2, any holder of Registrable Securities shall not be permitted to include in a registration all of the Registrable Securities that such holder had requested to be included, such holder may elect to either withdraw its request for inclusion or reduce the number of Registrable Securities to be included in such registration, provided such election is made, in writing and irrevocably, reasonably in advance of the execution of any underwriting agreement or custody agreement relating to such registration.

          (f) SELECTION OF UNDERWRITERS. Subject to the approval of the holders of a majority of the MDCP Co-Investor Registrable Securities, the Board shall select the investment banker(s) and manager(s) to administer any underwritten offering pursuant to this SECTION 2.

          (g) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
SECTION 1 or pursuant to this SECTION 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.


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     3. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the MDCP Co-Investor Registrable Securities (or if there are no MDCP Co-Investor Registrable Securities, Registrable Securities) covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such


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Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq and, if listed on the Nasdaq, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the MDCP Co-Investor Registrable Securities (or if there are no MDCP Co-Investor Registrable Securities, Registrable Securities) being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a share split, a combination of shares or other recapitalization);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale


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in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (m) obtain a cold comfort letter from the Company's independent public accountants and an opinion from the Company's outside counsel, each in customary form and covering such matters of the type customarily covered by cold comfort letters and legal opinions, respectively, as the holders of a majority of the MDCP Co-Investor Registrable Securities (or if there are no MDCP Co-Investor Registrable Securities, Registrable Securities) being sold reasonably request;

          (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities; and

          (o) take such other actions - including causing such officers of the Company and its Subsidiaries as are requested by the managing underwriters to participate in "road shows" or similar marketing efforts conducted by such underwriters in connection with any underwritten offering pursuant hereto - as the holders of a majority of the MDCP Co-Investor Registrable Securities (or if there are no MDCP Co-Investor Registrable Securities, Registrable Securities) being sold reasonably request.

     4. REGISTRATION EXPENSES.

          (a) EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts, commissions and transfer taxes) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq.

          (b) REIMBURSEMENT OF COUNSEL. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for (i) the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the MDCP Co-Investor Registrable Securities (or, if none, Registrable Securities) included in such registration and (ii) the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities solely for the purpose of rendering a legal opinion to underwriters on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.


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          (c) PAYMENT OF CERTAIN EXPENSES BY HOLDERS OF REGISTRABLE SECURITIES.
Underwriting discounts and commissions and transfer taxes relating to the Registrable Securities included in any registration hereunder, and all fees and expenses of counsel for any holder of Registrable Securities (other than fees and expenses to be reimbursed by the Company as set forth in SECTION 4(B) above) shall be borne and paid by the holders of such Registrable Securities.

     5. INDEMNIFICATION.

          (a) INDEMNIFICATION OBLIGATIONS OF THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities participating in an offering pursuant to this Agreement, its officers, directors, partners, employees, advisors and agents and each Person that controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment or supplement thereto relating to such offering or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers, directors, partners, employees, advisors and agents and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) INDEMNIFICATION OBLIGATIONS OF HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement, related prospectus or preliminary prospectus or any amendment or supplement thereto and, to the extent permitted by law, shall indemnify the Company, its directors, officers, partners, employees, advisors and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in such registration statement, prospectus, preliminary prospectus, amendment or supplement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing expressly for use therein by such holder; PROVIDED that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) INDEMNIFICATION PROCEDURES. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the


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indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement or compromise made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) OTHER INDEMNIFICATION PROVISIONS; CONTRIBUTION. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, employee, advisor, agent or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason such that such provisions provide the same obligations and benefits to the indemnified party as those which would have been applicable had the indemnification provisions in SECTIONS 5(a) and 5(b) been available taking into account all of the limitations set forth in SECTIONS 5(a) and 5(b).

     6. PARTICIPATION; HOLDBACK.

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes such questionnaires, powers of attorney, indemnities, underwriting agreements and other documents as are customary and reasonably required under the terms of such underwriting arrangements; PROVIDED that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than customary representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in SECTION 5(b) hereof, or to the underwriters with respect thereto.

          (b) Without limiting the generality of SECTION 5(a), no holder of Registrable Securities shall effect any public sale or distribution of any Registrable Securities or of any other capital stock or equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such stock or securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration unless the underwriters managing the registration otherwise agree; PROVIDED that (without limiting the provisions of any other lock-up to which a holder of Registrable Securities may be subject) in the event that the underwriters managing the


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registration agree to release any holder of Registrable Securities from the provisions of this SECTION 6(b) with respect to all or any portion of such holder's Registrable Securities, such release shall be effective only if each holder is ratably (based on the number of Registrable Securities held by each such holder) released from the provisions of this SECTION 6(b). The restrictions on the transfer of Registrable Securities set forth in this SECTION 6(b) shall continue with respect to each Registrable Security until the date on which such Registrable Security has been transferred in a Public Sale.

     7. DEFINITIONS.

          "AFFILIATE" means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person or any other Person that is a Permitted Transferee of such Person within the meaning of the Shareholders Agreement.

          "BOARD" means the Company's board of directors.

          "CLASS D CONVERTIBLE SHARES" shall have the meaning given to such term in the Company's Articles of Association.

          "CONVERTIBLE SHARES" shall have the meaning given to such term in the Company's Articles of Association.

          "EXCHANGE ACT" mans the United States Securities Exchange Act of 1934, as amended from time to time.

          "FAMILY GROUP" means any Minority Investor's spouse, descendants (whether natural or adopted), siblings and siblings' descendants and any trust solely for the benefit of a Minority Investor and/or such Minority Investor's spouse, descendants, siblings and/or siblings' descendants.

          "INITIAL PUBLIC OFFERING" means the initial sale of Ordinary Shares to the public registered under the Securities Act on Form S-1 or any similar form.

          "MDCP CO-INVESTOR REGISTRABLE SECURITIES" means all Registrable Securities held by the MDCP Co-Investors and their respective Affiliates and, to the extent agreed to in writing by the holders of a majority of the MDCP Co-Investor Registrable Securities, any of their transferees, successors or assigns.

          "MDCP CO-INVESTORS" means, collectively, MDCP IV Global Investments LP, MDCP III Global Investments LP, MDSE III Global Investments LP and any Affiliate of the foregoing that owns or holds Ordinary Shares as of the date of determination and "MDCP Co-Investor" means any of the MDCP Co-Investors.

          "ORDINARY SHARES" means the Company's Ordinary Shares, nominal value E0.001 per share, or any shares into which the Ordinary Shares are converted or exchanged.


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          ""OTHER REGISTRABLE SECURITIES" means, collectively, all Registrable
Securities other than the MDCP Co-Investor Registrable Securities; PROVIDED that, without the consent of the holders of a majority of the MDCP Co-Investor Registrable Securities, Other Registrable Securities shall not include any Ordinary Shares held by any Person other than a Minority Investor or any of its Affiliates or Family Group.

          "PERMITTED TRANSFEREE" has the meaning given to such term in the Shareholders Agreement.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PUBLIC SALE" means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

          "REGISTRABLE SECURITIES" means (i) any Ordinary Shares held by any party hereto (or issued upon conversion of any Class D Convertible Shares of the Company held by any party hereto), (ii) any Ordinary Shares issued or issuable with respect to the securities referred to in clause (i) by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; PROVIDED that with respect to any Registrable Securities, such securities shall cease to be Registrable Securities (x) when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule promulgated by the SEC then in force) and (y) unless otherwise consented to by the holders of a majority of the MDCP Co-Investor Registrable Securities, when any Registrable Securities are held by any Person other than a MDCP Co-Investor, a Minority Investor or any of their respective Affiliates or Family Group.

          "SEC" means the United States Securities and Exchange Commission.

          "SECURITIES ACT" means the United States Securities Act of 1933, as amended from time to time.

          "SHAREHOLDERS AGREEMENT" means that certain Subscription and Shareholders Agreement, dated as of September 5, 2002, by and among the Company, the MDCP Co-Investors

          "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity. Reference to any "Subsidiary" of the Company shall be given effect only at such times as the Company has one or more Subsidiaries.

     8. MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a share split or a combination of shares).

          (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the MDCP Co-Investor Registrable Securities (or if there are no MDCP Co-Investor Registrable Securities, Registrable Securities); PROVIDED that if any such amendment or waiver would adversely affect the holders of any class of Registrable Securities relative to the holders of Registrable Securities voting in favor of such amendment or waiver (including the holders of Other Registrable Securities relative to the holders of MDCP Co-Investor Registrable Securities), such amendment or waiver shall also require the approval of the holders of a majority of the class of Registrable Securities (treating the Other Registrable Securities as a separate class for this purpose) held by all holders so adversely affected. Each party hereto agrees that each Person issued Ordinary Shares or Convertible Shares by the Company pursuant to the Company's 2002 Management Equity Plan shall, without the consent of any other Investor party hereto, be entitled to registration rights as a Minority Investor hereunder by execution of a counterpart to this Agreement and, upon such joinder, each Person party hereto shall be a Minority Investor for all purposes of this Agreement (and the SCHEDULE OF INVESTORS shall be updated accordingly). Furthermore, each party hereto agrees that each Person to whom any MDCP Co-Investor transfers MDCP Co-Investor Registrable Securities shall, without the consent of any other Investor party hereto, be entitled to registration rights as a holder of Other Registrable Securities, or if consented to by the MDCP Co-Investor Majority, MDCP Co-Investor Registrable Securities.

          (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the foregoing, the Company shall not engage in a merger, business combination or other extraordinary transaction in which it is not the surviving parent company, and shall not transfer all or substantially all of its assets to another company or entity, unless the successor parent company or entity expressly assumes all of the Company's obligations hereunder. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. The rights and obligations of the MDCP Co-Investors under this Agreement and the agreements contemplated hereby may be assigned by the MDCP Co-Investors at any time, in whole or in part, to any investment fund controlling, controlled by or under common control with the MDCP Co-Investors, or any successor thereto or to any co-investment vehicle for the benefit of all or some of the employees of Madison Dearborn Partners, LLC or any successor thereto.

          (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Any Person may at any time after the date hereof, with the prior written approval of the holders of a majority of the MDCP Co-Investor Registrable Securities (or if there are no MDCP Co-Investor Registrable Securities, Registrable Securities) and the Company, become a party to this Agreement by executing a counterpart to this Agreement agreeing to be bound by the provisions hereof as if such Person were an original signatory hereto (which joinder shall not constitute a modification, amendment, or waiver hereof).

          (h) DESCRIPTIVE HEADINGS; INTERPRETATION; NO STRICT CONSTRUCTION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (i) GOVERNING LAW. The Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the laws of the State of New York.

          (j) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable express courier service by overnight mail (charges prepaid) or by facsimile (receipt confirmed). Such notices, demands and other communications shall be sent to the Investors and to the Company at the address indicated below:

     IF TO THE COMPANY:

              MDCP ACQUISITIONS PLC
              c/o Arthur Cox
              Earlsfort Centre
              Earlsfort Terrace
              Dublin 2
              Ireland
              Attention:  James O'Dwyer
              Facsimile:  +353-1-618-0618

     WITH COPIES TO:

              the MDCP Co-Investors (at the address indicated below)

          and:

              Kirkland & Ellis
              200 East Randolph Drive
              Chicago, IL  60601
              USA
              Attention:  William S. Kirsch, P.C.
              Facsimile:  (312) 861-2200

     IF TO THE MDCP CO-INVESTORS:

              c/o Madison Dearborn Partners, LLC
              Three First National Plaza, Suite 3800

              70 W. Madison
              Chicago, Illinois 60602
              USA
              Attention: Samuel M. Mencoff
              Facsimile: (312) 895-1001

     WITH A COPY TO:

              Kirkland & Ellis
              200 East Randolph Drive
              Chicago, IL  60601
              USA
              Attention:  William S. Kirsch, P.C.
              Facsimile:  (312) 861-2200

     IF TO ANY MINORITY INVESTOR:

              To the address set forth on the Schedule of Minority Investors attached hereto

     WITH A COPY TO:

              c/o William Fry Solicitors
              Fitzwilton House
              Wilton Place
              Dublin 2
              Ireland
              Attention:  Owen O'Connell
              Facsimile:  +353-1-639-5333

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.


          (k) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the United States, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

          (l) DELIVERY BY FACSIMILE. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

          (m) ENTIRE AGREEMENT. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including, without limitation, the Existing Agreement).

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                         MDCP ACQUISITIONS PLC

                                         By:         /s/ SAMUEL M. MENCOFF
                                                  ------------------------------
                                         Its:
                                                  ------------------------------


                                         MDCP IV GLOBAL INVESTMENTS LP

                                         By:   MDP IV Global GP, LP
                                         Its:  General Partner

                                         By:   MDP Global Investors Limited
                                         Its:  General Partner

                                         By:         /s/ SAMUEL M. MENCOFF
                                                  ------------------------------
                                         Its:
                                                  ------------------------------


                                         MDCP III GLOBAL INVESTMENTS LP

                                         By:   MDP III Global GP, LP
                                         Its:  General Partner

                                         By:   MDP Global Investors Limited
                                         Its:  General Partner

                                         By:        /s/ SAMUEL M. MENCOFF
                                                  ------------------------------
                                         Its:
                                                  ------------------------------


                                         MDSE III GLOBAL INVESTMENTS LP

                                         By:   MDP III Global GP, LP
                                         Its:  General Partner

                                         By:   MDP Global Investors Limited
                                         Its:  General Partner

                                         By:         /s/ SAMUEL M. MENCOFF
                                                  ------------------------------
                                         Its:
                                                  ------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                         /s/ DR. MICHAEL W. J. SMURFIT
                                         ---------------------------------------
                                         Dr. Michael W.J. Smurfit


                                         /s/ GARY MCGANN
                                         ---------------------------------------
                                         Gary McGann


                                         /s/ ANTHONY P.J. SMURFIT
                                         ---------------------------------------
                                         Anthony P.J. Smurfit


                                         /s/ IAN J. CURLEY
                                         ---------------------------------------
                                         Ian J. Curley


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                         DBCP EUROPE GP (JERSEY) LIMITED


                                         By: /s/ DIARMUID CUMMINS
                                            ------------------------------------
                                            Name:  Diarmuid Cummins
                                            Title: Attorney in fact





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                     (CAYMAN), L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          a general partner

                                     By:  JPMP CAPITAL CORP.
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS GLOBAL
                                     INVESTORS A, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                     (CAYMAN)II, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          a general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS (BHCA), L.P.

                                     By:  JPMP MASTER FUND MANAGER, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                       ARTHUR STREET PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       ARTHUR STREET FUND, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       VESEY STREET PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                       VESEY STREET FUND, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       PASSAGE PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                       SPECIAL CO-INVEST I

                                       By:  /s/ WILLIAM S. KIRSCH
                                            ----------------------------------
                                       Its:
                                            ----------------------------------


                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                       SCHWERIN COMPANY, L.L.C.

                                       By:  /s/ [ILLEGIBLE]
                                            ----------------------------------
                                       Its:  Member-Manager
                                            ----------------------------------


                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                             /s/ PAUL J. MAGNELL
                                            ----------------------------------
                                             Paul J. Magnell


                SIGNATURE PAGE TO SUBSCRIPTION AND SHAREHOLDERS AGREEMENT

                                       NORTHWESTERN UNIVERSITY

                                       By:  /s/ WILLIAM H. McLEAN
                                            ----------------------------------
                                            William H. McLean

                                       Its:  Vice President & Chief Investment
                                             Officer
                                            ----------------------------------


                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                       RANDOLPH STREET PARTNERS V

                                       By:  /s/ WILLIAM S. KIRSCH
                                            ----------------------------------
                                            William S. Kirsch

                                       Its:  Managing Partner
                                            ----------------------------------


                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                         SCHEDULE OF MINORITY INVESTORS


Dr. Michael W.J. Smurfit
Villa Les Bruyeres
1 Place Sainte Devote
98000 Monaco

Gary McGann
Cherryfield
Stonehouse
Donnybrook
Dublin 4

Anthony P.J. Smurfit
Fournaughts
Johnstown
Naas
Co Kildare

Ian J. Curley
1 Mount Salus
Knocknacree Road
Dalkey
Co Dublin

DBCP Europe GP (Jersey) Limited
PO Box 87,
22 Grenville Street,
St. Helier,
Jersey JE4 8PX

J.P. Morgan Partners Global Investors, L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Investors (Cayman), L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Global Investors A, L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Global Investors
  (Cayman) II, L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners (BHCA), L.P.
Equity Investments
60 Wall Street
New York, NY  10260

Arthur Street Portfolio, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Arthur Street Fund, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Vesey Street Portfolio, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Vesey Street Fund, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Passage Portfolio, L.P.
800 Scudders Mill Road
Plainsboro, NJ  08536

Special Co-Invest I
Three First National Plaza
Suite 3800
Chicago, IL  60602

Schwerin Company, L.L.C.
P.O. Box 608
1 Bayview Avenue
Oyster Bay, NY  11771

Paul J. Magnell
11076 Shippey Lane
Rapid City, MI  49676

Northwestern University
Investment Office
633 Clark Street
Evanston, IL  60208

Randolph Street Partners V
200 East Randolph Drive
Chicago, IL  60601